SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-24249 (Commission File Number)	22-2919486 (IRS Employer Identification No.)

Saddle River Executive Centre 1 Route 17 South, Saddle River, NJ (Address of principal executive office)	07458 (Zip Code)

(201) 258-8450
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of PDI, Inc. dated August 9, 2004

On August 9, 2004, the Company issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2004. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.
Date: August 9, 2004	By:	/s/ Charles T. Saldarini Charles T. Saldarini, Vice Chairman and Chief Executive Officer